Fees Summary	Feb. 27, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 920,844,999.34
Previously Paid Amount	0
Total Fee Amount	127,168.69
Total Offset Amount	0
Net Fee	$ 127,168.69